UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.          )

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DYNAMIC MATERIALS CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DYNAMIC MATERIALS CORPORATION
5405 Spine Road
Boulder, Colorado 80301
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 4, 2016

To the Stockholders of DYNAMIC MATERIALS CORPORATION:	September 23, 2016
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the "Company"), will be held on November 4, 2016, at 8:30 a.m. local time at the Company's offices at 5405 Spine Road, Boulder, Colorado, for the following purposes:
1.To approve the amendment of the Company’s Certificate of Incorporation to change the name of the Company from Dynamic Materials Corporation to DMC Global Inc. and to make certain other changes;
2.To approve the Company's 2016 Omnibus Incentive Plan; and
3.To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice.
The Board of Directors has fixed the close of business on September 14, 2016, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Special Meeting and at any adjournment or postponement thereof.
Similar to last year we will be using the "Notice and Access" method that allows companies to provide proxy materials to stockholders via the Internet. On or about September 23, 2016, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials which contains specific instructions on how to access Special Meeting materials via the Internet, as well as instructions on how to request paper copies. We believe this process should provide a convenient way to access your proxy materials and vote. The Proxy Statement are available at www.edocumentview.com/boom.

By Order of the Board of Directors,
/s/ Michelle H. Shepston
MICHELLE H. SHEPSTON Chief Legal Officer and Secretary

Boulder, Colorado
ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS PROVIDED TO YOU AND VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES OF RECORD ARE HELD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM SUCH RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PROXY STATEMENT TABLE OF CONTENTS

DYNAMIC MATERIALS CORPORATION
5405 Spine Road
Boulder, Colorado 80301
_______________________________________________________________________________

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 4, 2016
_______________________________________________________________________________
This summary highlights and supplements information contained elsewhere in this proxy statement. The summary does not contain all of the information that you should consider and the entire proxy statement should be read carefully before voting.
Special Meeting of Stockholders

•	Time and Date 8:30 a.m., November 4, 2016

•	Place Company Offices, 5405 Spine Road, Boulder, Colorado

•	Record Date September 14, 2016
Agenda

•	Approval of the amendment of the Company's Certificate of Incorporation to change the Company's name and make certain other changes

•	Approval of the Company's 2016 Omnibus Incentive Plan

•	Such other business as may properly come before the meeting
Voting Matters

Proposal	Board Recommendation	Page Reference (for more detail)
1. Approval of the amendment of the Company's Certificate of Incorporation to change the Company's name and make certain other changes	FOR	3
2. Approval of the Company's 2016 Omnibus Incentive Plan	FOR	5

INFORMATION CONCERNING THE SPECIAL MEETING AND VOTING
General
The Board of Directors (the "Board") of Dynamic Materials Corporation, a Delaware corporation (the "Company"), is soliciting proxies for use at the Special Meeting of Stockholders to be held on November 4, 2016, at 8:30 a.m., local time, or at any adjournment or postponement thereof, for the purposes described in this proxy statement and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company's Offices which are located at 5405 Spine Road, Boulder, Colorado. On or about September 23, 2016, we will mail to all stockholders entitled to vote at the meeting, a Notice of Internet Availability of Proxy Materials that contains specific instructions on how to access Special Meeting materials via the Internet, as well as instructions on how to request paper copies. Unless the context otherwise requires, references to "the Company," "we," "us" or "our" refer to Dynamic Materials Corporation.
Solicitation
We will bear the entire cost of solicitation of proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies via the Internet may be supplemented by mail, telephone, telegram, or personal solicitation by our directors, officers, or other regular employees. No additional compensation will be paid to directors, officers, or other regular employees for such services.
Outstanding Shares and Quorum
Only holders of record of common stock at the close of business on September 14, 2016, will be entitled to notice of and to vote at the Special Meeting. At the close of business on September 14, 2016, we had 14,489,094 shares of common stock outstanding and entitled to vote. Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.
A majority of the outstanding shares of common stock entitled to vote represented in person or by proxy will constitute a quorum at the Special Meeting. However, if a quorum is not represented at the Special Meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, have the power to adjourn the Special Meeting from time to time, without notice other than by announcement at the Special Meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the originally scheduled meeting.
Voting Rights and Procedures
Votes cast by proxy or in person will be counted by one or more persons appointed by us to act as inspectors (the "Election Inspectors") for the Special Meeting. The Election Inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will not have any effect for approval of proposal 2 but will have the same effect as a vote against proposal 1.
Broker non-votes occur when a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instruction from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." Proposal 1 to amend our Certificate of Incorporation would be considered routine, but brokers will not be allowed to vote without instruction on proposal 2 because approval of compensation plans are not consider routine under the rules governing brokers. The Election Inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Broker non-votes are not expected for proposal 1 and will have no effect on proposal 2. We urge you to give voting instructions to your broker on all proposals.
Revocability of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time prior to the Special Meeting. It may be revoked by filing with our Secretary at our principal executive office, 5405 Spine Road, Boulder, Colorado 80301, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. If no direction is indicated, the shares will be voted FOR each of the proposals set forth in this proxy statement. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Special Meeting.

PROPOSAL 1 - APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
The Company proposes to amend the Company's Certificate of Incorporation to change the name of the Company from Dynamic Materials Corporation to DMC Global Inc. and make certain other changes.
Rationale for Proposed Changes
Name Change
The Board of Directors considers the proposed change of the Company's name to be in the best interests of the Company and its stockholders. We are proposing the name DMC Global Inc., as we are no longer a materials company as implied in Dynamic Materials Corporation. Rather, we are the parent company to a diversified portfolio of technical product and process businesses serving niche markets around the world.
Changing the corporate name in the manner proposed will not change the Company’s corporate structure. If the proposal is approved and the name change becomes effective, the Company’s common stock will continue to be quoted on the NASDAQ Stock Market under the ticker symbol "BOOM".
If the name change becomes effective, the rights of stockholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for shareholders with certificated shares to surrender any stock certificates they currently hold as a result of the name change.
Addition of Indemnification Requirement
We are also proposing to amend the Certificate of Incorporation to add indemnification provisions. Under Section 145 of the Delaware General Corporation Law (the “DGCL”), a Delaware corporation has the power to indemnify directors and officers under certain prescribed circumstances against certain costs and expenses, actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of his being a director or officer of the corporation if it is determined that he acted in accordance with the applicable standard of conduct set forth in such statutory provision. As part of the amendment of our Certificate of Incorporation, we are adding a new article (Article VII) that requires us to indemnify any current or former directors or officers to the fullest extent permitted by the DGCL. This indemnification obligation applies to any claim against our directors or officers from serving in that role or from serving at our request as a director, officer, employee or agent or another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity. The new Article VII requires us to pay expenses incurred in defending any such proceeding in advance of the final outcome as well as to indemnify for any expenses or other damages incurred by the officer or director as a result of such proceeding or claim. The standard of care for the rights to indemnification specified in DGCL Section 145 is that the officer or director acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of the corporation. Any future repeal or modification of this new Article VII will not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.
While we currently provide similar indemnification rights to our directors and officers pursuant to separate indemnification agreements we have entered into with each of our directors and officers, the Board of Directors believes it is in our best interest and the best interest of our stockholders that we provide these indemnification rights as allowed by the DGCL, in the Company’s amended Certificate of Incorporation. We believe the indemnifications provisions added by this new Article VII are usual and customary provisions for public companies. Having these indemnification obligations also included in our amended Certificate of Incorporation provides additional assurance to our directors and officers of their right to indemnification and enhances our ability to retain our existing directors and officers and to recruit new directors and officers when necessary.
Approval and Effectiveness
The Company proposes to effect the amendments to the Certificate of Incorporation through the adoption of an Amended and Restated Certificate of Incorporation. If approved, the Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware. The proposed form of the Amended and Restated Certificate of Incorporation is attached as Appendix A and is incorporated by reference in this Proxy Statement, which form is, however, subject to change as may be necessary or required by the Delaware Secretary of State.
The Board of Directors has unanimously approved the Amended and Restated Certificate of Incorporation. The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, not to proceed with the adoption of the Amended and Restated Certificate of Incorporation if, at any time prior to its filing with the Secretary of State of Delaware, the Board of Directors, in its sole discretion, determines that the changes reflected in such documents are no longer in the best interests of the Company and its stockholders.

Approval of the Amended and Restated Certificate of Incorporation under the DGCL requires the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company. The Company has no class of voting stock outstanding other than the common stock.
REQUISITE VOTE
Approval of the Amended and Restated Certificate of Incorporation under this proposal 1 requires the affirmative vote of a majority of the outstanding shares of voting stock of the Company. Broker non-votes have no legal effect on this proposal and abstentions have the same effect as a vote against this proposal.
THE BOARD RECOMMENDS
A VOTE “FOR” APPROVAL OF PROPOSAL 1

PROPOSAL 2 - APPROVAL OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN
We are asking stockholders to approve the Dynamic Materials Corporation (the “Company”) 2016 Omnibus Incentive Plan (the "2016 Plan"). The Board of Directors has adopted the 2016 Plan, subject to approval at the Special Meeting.  If stockholders approve the 2016 Plan at the Special Meeting, the 2016 Plan will become effective on November 4, 2016 and terminate on November 4, 2026.  Regardless of whether the 2016 Plan is approved, the Company’s 2006 Stock Incentive Plan (the “2006 Plan” or “Prior Plan”) will terminate on September 21, 2016, though such termination will not impact awards previously granted under the 2006 Plan.
Summary of the 2016 Omnibus Incentive Plan
The following paragraphs provide a summary of the principal features of the 2016 Plan.  This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the 2016 Plan, which is attached to this proxy statement as Appendix B.  Capitalized terms used herein and not defined shall have the same meanings set forth in the 2016 Plan.
Background and Objectives.    The objectives of the 2016 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Participants and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders. The 2016 Plan permits the grant of the following types of incentive awards: (1) Options, (2) SARs, (3) Restricted Stock, (4)  RSUs, (5) Performance Shares, (6) Performance Units, (7) Other Stock-Based Awards, and (8) Cash-Based Awards (each individually, an “Award”).
Shares Subject to the 2016 Plan.    The number of shares of the Company’s Common Stock (“Shares”) initially reserved for issuance under the 2016 Plan is 5,000,000 shares, 2,617,500 of which are rolled over from our 2006 Stock Incentive Plan. To the extent that an Award under the 2016 Plan or an award under the Prior Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer Shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Participant, the Shares retained or returned to the Company will again be counted for purposes of determining the maximum number of Shares available for award under the Plan. Shares that are tendered or withheld in payment of all or part of the Exercise Price of an Award or in satisfaction of tax withholding obligations, shall not be included in or added to the number of Shares available for issuance under the 2016 Plan. The market value of a Share as of September 12, 2016 was $10.75.
Administration.    The 2016 Plan is administered by a committee of the Board (the “Committee”). The Board of Directors has currently designated the Compensation Committee as the Committee for the 2016 Plan. Subject to the provisions of the 2016 Plan, the Committee has the authority to: (1) select the persons to whom Awards are to be granted, (2) determine whether and to what extent Awards are to be granted, (3) determine the size and type of Awards, (4) approve forms of agreement for use under the 2016 Plan, (5) determine the terms and conditions applicable to Awards, (6) establish performance goals for any Performance Period and determine whether such goals were satisfied, (7) amend any outstanding Award subject to shareholder approval as described below and participant consent in certain circumstances, (8) construe and interpret the 2016 Plan and any Award Agreement and apply its provisions and (9) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the 2016 Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all holders of Options or rights and on all persons deriving their rights therefrom. Subject to applicable law, the Committee may delegate its authority under the 2016 Plan.
Eligibility to Receive Awards.    The 2016 Plan provides that Awards may be granted to Participants, which include all Employees, Directors, and Consultants of the Company, except that Incentive Stock Options may be granted only to Employees. The approximate number of persons eligible to participate in the 2016 Plan is 416.
Code Section 162(m).    The Company has designed the 2016 Plan so that it permits the issuance of Awards that are intended to qualify as performance-based under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
No Repricing.    Except with respect to certain permitted adjustments upon a change in capitalization, the 2016 Plan prohibits repricing of Options and SARs, including by way of an exchange for another Award, unless stockholder approval is obtained.
Terms and Conditions of Stock Options.    Each Option granted under the 2016 Plan will be evidenced by an Award Agreement between the optionee and the Company, subject to the following terms and conditions:
•Exercise Price.  The Committee sets the Exercise Price of the Shares subject to each Option, provided that the Exercise Price cannot be less than 100% of the Fair Market Value of the Company’s Common Stock on the Option grant date. In addition, the Exercise Price of an Incentive Stock Option must be at least 110% of Fair Market Value if, on the grant date, the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a “10% Stockholder”).

•Form of Consideration.  The means of payment for Shares issued upon exercise of an option is specified in each option agreement. Payment generally may be made by cash, other Shares of Common Stock owned by the optionee, any other method permitted by the Committee, or by a combination of the foregoing.
•Exercise of the Option.  Each Award Agreement will specify the term of the Option and the date when the Option is to become exercisable, provided that except as specified in an Award Agreement upon a termination of employment or in the event of a Change in Control or Subsidiary Disposition, no Option may be exercisable prior to one (1) year from the date of grant. The 2016 Plan provides that in no event shall an Option granted under the 2016 Plan be exercised more than ten (10) years after the date of grant. Moreover, in the case of an Incentive Stock Option granted to a 10% Stockholder, the term of the Option shall be for no more than five (5) years from the date of grant.
•Termination of Employment.  If an optionee’s employment terminates for any reason (including death or permanent disability), all Options held by such optionee under the 2016 Plan expire upon the earlier of (i) such period of time as is set forth in his or her Award agreement or (ii) the expiration date of the Option. The optionee may exercise all or part of his or her Option at any time before such expiration to the extent that such Option was exercisable at the time of termination of employment.
Terms and Conditions of Stock Appreciation Rights.    SAR grants may be either freestanding or tandem with Option grants. Each SAR grant shall be evidenced by an agreement that shall specify the grant price, the term of the SAR, the conditions of the exercise, and other such terms and conditions as the Committee shall determine.
Except with respect to certain permitted adjustments upon a change in capitalization, the grant price of a freestanding SAR may not be less than 100% of the Fair Market Value of the Company’s Common Stock on the grant date of the Award, and the grant price of a tandem SAR shall equal the Exercise Price of the related Option. The Committee, subject to the provisions of the 2016 Plan, shall have the discretion to determine the terms and conditions of SARs granted under the 2016 Plan. Each Award Agreement will specify the term of the SAR and the date when the SAR is to become exercisable, provided that except as specified in an Award Agreement upon termination of employment or a Change in Control or Subsidiary Disposition, no freestanding SAR may be exercisable prior to one year from date of grant.
Upon exercise of a SAR, the holder of the SAR shall be entitled to receive payment in an amount equal to the product of (i) the difference between the Fair Market Value of a share on the date of exercise and the grant price, and (ii) the number of shares for which the SAR is exercised. At the discretion of the Committee, payment to the holder of a SAR may be in cash, Shares of Common Stock or a combination thereof. To the extent that a SAR is settled in cash, the shares available for issuance under the 2016 Plan shall not be diminished as a result of the settlement.
SARs granted under the 2016 Plan expire as determined by the Committee, but in no event later than ten (10) years from the date of grant. No SAR may be exercised by any person after its expiration. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries
Share Limit for Stock Options and SARs.    In order that such Awards may qualify as performance-based compensation under Section 162 (m) of the Code, no Participant may be granted Options and SARs to purchase more than 425,000 Shares in any 36-month period. If the Options are Incentive Stock Options, the maximum aggregate number of options that may be granted with respect thereto in any 12-month to any one Participant shall be 150,000 options.
Terms and Conditions of Restricted Stock and Restricted Stock Unit Grants.    Each Restricted Stock and RSU grant shall be evidenced by an agreement that shall specify the Period of Restriction, number of shares of Restricted Stock or number of RSUs granted, and such other terms and conditions as the Committee shall determine.
Except as otherwise set forth in the Award Agreement, Participants holding Shares of Restricted Stock (i) may exercise full voting rights with respect to those Shares during the period of Restriction and (ii) shall receive all regular cash dividends paid with respect to such Shares during the period of Restriction; all other distributions paid with respect to such Shares during the Period of Restriction shall be credited to the Participants and subject to the same restrictions on transferability and forfeitability as the Restricted Stock. Except as otherwise set forth in the Award Agreement, a Participant shall have no voting rights with respect to grants of RSUs.
The Committee shall have the discretion to determine (i) the number of Shares subject to a Restricted Stock Award or Restricted Stock Unit granted to any Participant and (ii) the conditions for vesting that must be satisfied, provided that there shall be a minimum vesting period of three years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis, except that the Committee has the discretion to provide for a shorter vesting period (not less than one year) for up to 20% of the shares available for Full-Value Awards under the 2016 Plan. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock and Restricted Stock Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.

Performance Share Grants.    Each Performance Share grant shall be evidenced by an agreement that shall specify the applicable Performance Period(s), Performance Measure(s), number of Performance Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee shall have complete discretion to determine (i) the number of Shares of Common Stock subject to a Performance Share Award and (ii) the conditions that must be satisfied for grant or for vesting, provided that, except as specified in an Award Agreement upon termination of employment or a Change in Control or Subsidiary Disposition, there shall be a minimum vesting period of one year.
Except with respect to certain permitted adjustments upon a change in capitalization, the initial value of a Performance Share shall equal the Fair Market Value of a Share on the grant date. Except as otherwise set forth in the Award Agreement, payment by the Company of may be in may be in cash, Shares of Common Stock or a combination thereof, on a settlement date not earlier than the last day of the Performance Period. The Award Agreement shall specify the extent to which a Participant shall have the right to receive a payout with respect to a grant of Performance Shares following the Participant’s termination of employment or service with the Company.
Share Limit for Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock-Based Awards.    In order that such Awards may qualify as performance-based compensation under Section 162(m) of the Code, no Participant shall be granted Restricted Stock, RSUs, Performance Shares, or Other Stock-Based Awards covering, in the aggregate, more than 425,000 Shares in any 36-month period.
Performance Units.    Performance Units are similar to Performance Shares, except that they are cash-based and may be settled in Shares, cash or a combination of the two. The Shares available for issuance under the 2016 Plan shall not be diminished as a result of the settlement of a Performance Unit in cash. Each Performance Unit grant shall be evidenced by an Award Agreement that shall specify such terms and conditions as shall be determined at the discretion of the Committee, provided that there shall be a minimum vesting period of one year.
Limit for Performance Units.    In order that such Awards may qualify as performance-based compensation under Section 162(m) of the Code, no Participant shall be granted a Performance Unit Award providing for a payment value of more than $5,000,000 in any one fiscal year.
Other Stock-Based Awards.    The Committee has the right to grant other stock-based Awards that may include, without limitation, grants of Shares based on attainment of performance goals, payment of Shares as a bonus in lieu of cash based on performance goals, and the payment of shares in lieu of cash under other Company incentive or bonus programs. The Committee shall have the discretion to determine the vesting of any such Award, provided that, except as specified in an Award Agreement upon a termination of employment or a Change in Control or Subsidiary Disposition, there shall be a minimum vesting period of three years, except that the Committee has the discretion to provide for a shorter vesting period (not less than one year) for up to 20% of the shares available for Full-Value Awards under the 2016 Plan, and provided further that an Award with a payment of Shares in lieu of cash under other Company incentive or bonus programs shall not be subject to a minimum vesting period.
Cash-Based Awards. Each Cash-Based Award grant shall be evidenced by an agreement that shall specify the applicable Performance Period(s), Performance Measure(s), and such other terms and conditions as the Committee, in its sole discretion, shall determine.
Performance-Based Awards.    The Committee may grant Awards which are intended to qualify as “performance-based compensation” for purposes of deductibility under Section 162(m) of the Code. For any such Award, the Committee will establish the performance objectives to be used within 90 days after the commencement of the Performance Period, or, if less, 25% of the Performance Period applicable to such Award. The performance objectives to be used shall be selected from the following list of measures (collectively, the “Performance Measures”): total stockholder return, stock price, net customer sales, volume, gross profit, gross margin, operating profit, operating margin, management profit, earnings from continuing operations before income taxes, earnings from continuing operations, earnings per share from continuing operations, net operating profit after tax, net earnings, net earnings per share, return on assets, return on investment, return on equity, return on invested capital, cost of capital, average capital employed, cash value added, economic value added, cash flow, cash flow from operations, working capital, working capital as a percentage of net customer sales, asset growth, asset turnover, market share, EBITDA, adjusted EBITDA, customer satisfaction, and employee satisfaction. The targeted level or levels of performance with respect to the Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Unless otherwise determined by the Committee, measurement of performance goals with respect to the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings the SEC. Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

Non-Transferability of Awards.    An Award granted under the 2016 Plan which is an Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution an may be exercised, during the lifetime of the recipient, only by the recipient. Other Awards will be transferable to the extent provided in the Award, except that no Award may be transferred for consideration.
Adjustments Upon Changes in Capitalization.    In the event of any non-reciprocal transaction between the Company and the stockholders of the Company that causes the per share value of shares underlying an Award to change, such as a stock dividend, stock split, spin off, rights offering, or recapitalization through a large, nonrecurring cash dividend, and in the event of any other change in corporate capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Board, in its sole discretion, may cause there to be made an equitable adjustment to the number and kind of shares that may be issued under the 2016 Plan, or to any individual under the 2016 Plan, and to the number and kind of shares or other property subject to and the exercise price (if applicable) of any then outstanding Awards, and such adjustment shall be conclusive and binding for all purposes of the 2016 Plan.
Change in Control.    Except as provided in an Award Agreement, in the event of a Change in Control, if the successor corporation does not assume, convert, or replace outstanding options or SARs, those options or SARs shall become immediately exercisable, provided that the Committee may, in its sole discretion, provide that such options and SARs are cashed out in connection with such Change in Control. Except as provided in an Award Agreement, any period of restriction or other restriction imposed on Restricted Stock, Restricted Stock Units, and other Stock-based Awards shall lapse unless such awards are assumed, converted, or replaced in connection with a Change in Control. Notwithstanding the foregoing, if any options, SARs, Restricted Stock, Restricted Stock Units, or Other Stock-Based Awards are assumed, converted, or replaced in connection with a Change in Control, such awards shall vest or become exercisable, as appropriate, upon a participant’s termination of employment without Cause during the 24 month period following such Change in Control. Except as provided in an Award Agreement, any Performance Shares, Performance Units, and other performance-based awards shall vest on a pro rata monthly basis based on the performance level attained on the date of the Change in Control, if determinable, or target level, if not determinable.
Amendment, Suspensions and Termination of the 2016 Plan.    The Company’s Board of Directors may amend, suspend or terminate the 2016 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with the NASDAQ listing standards or applicable laws. In addition, no amendment, suspension or termination may adversely impact an Award previously granted without the written consent of the Participant to whom such Award was granted unless required by applicable laws.
Federal Tax Aspects
The following is intended only as a brief summary of the material U.S. federal income tax consequences associated with Awards granted under the 2016 Plan. The tax consequences to a participant will generally depend upon the type of award issued to the participant. In general, if a participant recognizes ordinary income in connection with the grant, vesting or exercise of an award, we will be entitled to a corresponding deduction equal to the amount of the income recognized by the participant, subject to the limitations of Section 162(m) of the Code, if applicable. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a Participants’ death, the effects of other federal taxes (including possible “golden parachute” excise taxes), or the provisions of the income tax laws of any municipally, state or foreign country in which the Participant may reside.
Incentive Stock Options.  For federal income tax purposes, the holder of an Incentive Stock option (“ISO”) does not recognize taxable income at the time of the grant or exercise of the ISO. If such person retains the common stock for a period of at least two years after the ISO is granted and one year after the ISO is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the ISO is granted or before one year after the ISO is exercised will recognize ordinary income or loss equal to the difference between the exercise price and fair market value of the stock as of the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be short or long term capital gain or loss depending on whether the shares had been held by the participant for more than one year. If the stock resulting from the exercise of an ISO is not sold during the same calendar year in which the ISO was exercised, the difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is included as an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax, which is paid if such tax exceeds the participant’s regular income tax for the year.
Nonqualified Stock Options and Stock Appreciation Rights.  In general, a participant who receives a Nonqualified Stock Option (“NSO”) or SAR generally will not recognize taxable income on the grant of such option or SAR but will recognize ordinary income at the time of exercise of the stock option or SAR equal to the difference between the option or SAR exercise price and the fair market value of the stock on the date of exercise. Any taxable income recognized in connection with the exercise of an

NSO by an Employee is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be short or long term capital gain or loss depending on whether the shares had been held by the participant for more than one year.
Performance Shares, Performance Units, and Other Stock-Based Awards. If an award is subject to a restriction on transferability and a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the fair market value of the transferred shares or amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. If an award has no restriction on transferability or is not subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares received. We can ordinarily claim a tax deduction in an amount equal to the ordinary income recognized by the participant, except as discussed below regarding Section 162(m) of the Code.
Tax Effect for the Company.    The Company generally will be entitled to a tax deduction in connection with an Award under the 2016 Plan in an amount equal to the ordinary income realized by a Participant and at the time the Participant recognizes such income (for example, the exercise of an NSO or the vesting of restricted stock), except to the extent such deduction is limited by applicable provisions of the Code.
Code Section 409A.  Section 409A of the Internal Revenue Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of section 409A generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the recipient of the award who is our employee over and above the income tax owed plus possible penalties and interest. The types of arrangements covered by section 409A are broad and may apply to certain awards available under the 2016 Plan. As required by section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service. Awards issued under the 2016 Plan are intended to be exempt from or comply with the requirements of Section 409A of the Code.
Section 162(m). Section 162(m) generally provides that compensation paid to a “covered employee” in excess of $1 million is not deductible by the corporation for federal income tax purposes. A covered employee generally includes the chief executive officer of the company at the end of the taxable year and an individual serving as an officer of the company or a subsidiary at the end of such year who is among the three highest compensated officers (other than the chief executive officer and the chief financial officer) for proxy statement reporting purposes. Compensation that qualifies as “performance-based” compensation for purposes of Section 162(m) is excluded from the $1 million deduction limitation. The rules and regulations promulgated under Section 162(m) are complex, technical, and change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to qualify as “performance-based” compensation for purposes of Section 162(m). the 2016 Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting the Company to receive federal income tax deduction in connection with such Awards even to the extent that they exceed $1,000,000; however, we cannot assure you that any performance-based compensation awarded or paid under the 2016 Plan will be deductible by the Company under all circumstances.
REQUISITE VOTE
        Approval of the amendment to the Company’s 2016 Omnibus Incentive Plan requires the affirmative vote of a majority of votes cast with respect to this Proposal 2. Broker non-votes and abstentions have no legal effect on this proposal .
THE BOARD RECOMMENDS
A VOTE “FOR” APPROVAL OF PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of September 14, 2016, including, shares subject to stock options exercisable within 60 days of that date, by: (i) each of our directors; (ii) each of our executive officers; and (iii) all of our directors and executive officers as a group.

	Beneficial Ownership(1)
Name and Address of Beneficial Owner(2)	Number of Shares(3)	Percent of Total

Directors:
David C. Aldous	18,320	*
Yvon Pierre Cariou	239,121	1.7%
Robert A. Cohen	23,195	*
James J. Ferris	20,943	*
Richard P. Graff	17,795	*
Kevin T. Longe	71,000	*
Gerard Munera	25,795	*

Executive Officers:
Ian Grieves	25,334	*
Michael Kuta	21,498	*
Michelle H. Shepston	—	*

All directors and executive officers as a group (10 persons)	463,001	3.2%
* Less than 1%

(1)
This table is based upon information supplied by officers and directors as well as filings made pursuant to Section 16(a) of the Exchange Act with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 14,489,094 shares outstanding on September 14, 2016, adjusted as required by rules promulgated by the SEC.

(2)	Unless otherwise indicated, the address of each beneficial owner is c/o Dynamic Materials Corporation, 5405 Spine Road, Boulder, Colorado 80301.

(3)
This column does not include restricted stock subject to future vesting as follows: Aldous: 5,640; Cariou: 5,640; Cohen: 5,640; Ferris: 5,640; Graff: 5,640; Longe: 115,984; Munera: 5,640; Kuta: 41,349; Shepston: 10,000.

The following table sets forth certain information regarding the ownership of our common stock as of September 14, 2016, by each person or group known by us to be the beneficial owner of more than 5% of our common stock.

	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
Brown Capital Management, LLC (2) 1201 N. Calvert Street Baltimore, MD 21202	2,363,071	16.3%
DePrince, Race & Zollo, Inc. (3) 250 Park Ave South, Suite 250 Winter Park, FL 32789	1,299,493	9.0%
Van Den Berg Management I, Inc. (4) 805 Las Cimas Parkway, Suite 430 Austin, TX 78746	928,604	6.4%
Rutabaga Capital Management (5) 64 Broad Street, 3rd Floor Boston, MA 02109	888,582	6.1%

(1)
This table is based upon information supplied by the principal stockholders on the Statement of Beneficial Ownership filed on Schedule 13G or 13G/A with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 14,489,094 shares outstanding on September 14, 2016.

(2)
Based on the Statement of Beneficial Ownership filed on Schedule 13G/A on February 16, 2016, by Brown Capital Management, LLC, in its capacity as an investment advisor for shares owned by its clients. Brown Capital Management has the sole power to vote or direct the vote for 1,234,226 shares, and the sole power to dispose or direct the disposition of 2,363,071 shares. Included in those shares are 904,051 shares beneficially owned by The Brown Capital Management Small Company Fund, a registered investment company, which is managed by Brown Capital Management, LLC, and which has the sole power to vote or direct the vote for such shares.

(3)
Based on the Statement of Beneficial Ownership filed on Schedule 13G/A on February 16, 2016 by DePrince, Race & Zollo, Inc., in its capacity as an investment advisor for shares owned by its clients. DePrince, Race & Zollo, Inc. has the sole power to vote or direct the vote for 1,273,045 shares, and the sole power to dispose or direct the disposition of 1,299,493 shares.

(4)
Based on the Statement of Beneficial Ownership filed on Schedule 13G on February 16, 2016, by Van Den Berg Management I, Inc., in its capacity as an investment advisor for shares owned by its clients. Van Den Berg Management I, Inc. has the sole power to vote or direct the vote for 928,604 shares, and the sole power to dispose or direct the disposition of 928,604 shares.

(5)
Based on the Statement of Beneficial Ownership filed on Schedule 13G on February 11, 2016, by Rutabaga Capital Management, in its capacity as an investment advisor for the shares owned by its clients. Rutabaga Capital Management has the sole power to vote or direct the vote for 702,182 shares, and the sole power to dispose or direct the disposition of 888,582 shares. Rutabaga Capital Management has shared power to vote or direct the vote for 186,400 shares.

HOUSEHOLDING
As permitted by applicable law, we intend to deliver only one copy of certain of our documents, including the Notice of Internet Availability of Proxy Materials, proxy statements, annual reports and information statements to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. Any request for multiple copies or paper copies of proxy materials should be directed to Dynamic Materials Corporation, c/o Corporate Secretary, 5405 Spine Road, Boulder, Colorado 80301, or by telephone at (303) 665-5700. Upon request, we will promptly deliver a separate copy. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,
/s/ Michelle H. Shepston
MICHELLE H. SHEPSTON Chief Legal Officer and Secretary
September 23, 2016

PROXY                                                           PROXY
DYNAMIC MATERIALS CORPORATION
2016 Special Meeting of Dynamic Materials Corporation Stockholders
November 4, 2016, 8:30 a.m. local time
Dynamic Materials Corporation, 5405 Spine Road, Boulder, Colorado 80301

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
DYNAMIC MATERIALS CORPORATION
FOR THE SPECIAL MEETING OF STOCKHOLDERS—November 4, 2016
The undersigned hereby constitutes and appoints Kevin T. Longe and Michael Kuta, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned and vote all shares that the undersigned may be entitled to vote at the Special Meeting of Stockholders of Dynamic Materials Corporation to be held at the Company's Offices, 5405 Spine Road, Boulder, Colorado 80301, on November 4, 2016, at 8:30 a.m. local time, and at any postponements, continuations and adjournments thereof, on all matters as may properly come before said meeting.
You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Director's recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.
PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(Continued and to be signed on reverse side.)

DYNAMIC MATERIALS CORPORATION

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. (X)

1.	To approve the amendment of the Company's Certificate of Incorporation to change the name of the Company from Dynamic Materials Corporation to DMC Global Inc. and make certain other changes.
	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	To approve the 2016 Omnibus Incentive Plan.
	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.
The Board of Directors recommends a vote "FOR" the listed proposals.

Dated:	, 2016

Signature(s)

Please sign exactly as name(s) appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Appendix A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DMC GLOBAL INC.
Pursuant to Section 245 of the General Corporation Law of the State of Delaware, Dynamic Materials Corporation has caused this Amended and Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware. The original name of the corporation was Boom, Inc. and it was incorporated on August 15, 1997 upon filing of its Certificate of Incorporation with the Secretary of State of the State of Delaware. This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and the stockholders of the corporation.
I.
The name of this corporation is DMC Global Inc.
II.
The address of the registered office of the corporation in the State of Delaware is 160 Greentree Drive, Suite 101, Dover, Delaware 19904, and the name of the registered agent of the corporation in the State of Delaware at such address is National Registered Agents, Inc.
III.
The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.
IV.
A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is twenty-nine million (29,000,000) shares. Twenty-five million (25,000,000) shares shall be Common Stock, each having a par value of five cents ($.05). Four million (4,000,000) shares shall be Preferred Stock, each having a par value of five cents ($.05).
B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.
V.
For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:
A. 1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.
2. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under certain circumstances, each of the directors shall be elected at the annual meeting of stockholders for a term of 1 year. Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
3. Subject to the rights of the holders of any series of Preferred Stock, directors may be removed from the Board of directors with or without cause. Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time by the affirmative vote of the holders of a majority of voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").
4. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.
B. 1. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.
2. The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.
3. No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.
4. Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).
5. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.
VI.
A. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General corporation Law, as so amended.
B. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.
VII.
A. The corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent or another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the board of directors of the corporation.
B. Any repeal or modification of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.
VIII.
A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.
B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the

Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII and VIII.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed as of November __, 2016
Dynamic Materials Corporation
By:_______________________
[name][title]

Appendix B

DMC GLOBAL INC. 2016 OMNIBUS INCENTIVE PLAN
(Approved by stockholders on ___________, 2016)

1)	ESTABLISHMENT, OBJECTIVES AND DURATION.
a)Establishment of the Plan.  DMC Global Inc. (formerly known as Dynamic Materials Corporation) (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the “DMC Global Inc. 2016 Omnibus Incentive Plan” (hereinafter referred to as the “Plan”).  The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Other Stock-Based Awards and Cash-Based Awards.  The Plan is effective as of September 21, 2016 (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company.  Definitions of capitalized terms used in the Plan are contained in the attached Glossary, which is an integral part of the Plan.
b)Objectives of the Plan.  The objectives of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Participants and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make or are expected to make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.
c)Duration of the Plan.  No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine.  The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

2)	ADMINISTRATION OF THE PLAN.
a)The Committee.  The Plan shall be administered by the Compensation Committee of the Board or such other committee (the “Committee”) as the Board shall select consisting of two (2) or more members of the Board each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, an “outside director” under regulations promulgated under Section 162(m) of the Code, and an “independent director” under the Nasdaq Marketplace Rules.  The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.
b)Authority of the Committee.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to:

i)	select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder;

ii)	determine whether and to what extent Awards are granted hereunder;

iii)	determine the size and types of Awards granted hereunder;

iv)	approve forms of Award Agreement for use under the Plan;

v)	determine the terms and conditions of any Award granted hereunder;

vi)	establish performance goals for any Performance Period and determine whether such goals were satisfied;

vii)
amend the terms of any outstanding Award granted under the Plan, provided that, except as otherwise provided in Section 19, no such amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs without the approval of the stockholders of the Company, and provided further, that any amendment that would adversely affect the Participant’s rights under an outstanding vested Award shall not be made without the Participant’s written consent;

viii)	construe and interpret the terms of the Plan and any Award Agreement entered into under the Plan, and to decide all questions of fact arising in its application; and

ix)	take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.
As permitted by Applicable Laws, the Committee may delegate its authority as identified herein, including the power and authority to make Awards to Participants who are not “insiders” subject to Section 16(b) of the Exchange Act, pursuant to such conditions and limitations as the Committee may establish.
c)Effect of Committee’s Decision.  All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, Employees, Directors, Consultants and their estates and beneficiaries.

3)	SHARES SUBJECT TO THE PLAN; EFFECT OF GRANTS; INDIVIDUAL LIMITS.
a)Number of Shares Available for Grants. Subject to adjustment as provided in Section 19 hereof, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be 5,000,000; provided, however, that this maximum number of Shares will be reduced by that number of Shares reflecting awards under the Prior Plan that are outstanding as of the Effective Date. The Shares to be issued pursuant to the Awards may be authorized but unissued Shares or treasury Shares.
b)Individual Limits.  Subject to adjustment as provided in Section 19 hereof, the following rules shall apply with respect to Awards, excluding Awards to Directors:

i)
Options and SARs:  The maximum number of Shares to which Options and SARs may be granted in any 36-month period to any one Participant shall be 425,000 Shares. If the Options are Incentive Stock Options, the maximum aggregate number of Shares that may be granted with respect thereto in any 12-month to any one Participant shall be 150,000 Shares and the total number of Incentive Stock Options that may be granted under this Plan shall not exceed the maximum number of Shares available for Awards under Section 3(a) above.

ii)
Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock-Based Awards:  The maximum aggregate number of Shares of Restricted Stock and Shares with respect to which Restricted Stock Units, Performance Shares and Other Stock-Based Awards may be granted in any 36-month period to any one Participant shall be 425,000 Shares.

iii)
Performance Units:  The maximum aggregate compensation that can be paid pursuant to Performance Units awarded in any one fiscal year to any one Participant shall be $5,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

iv)	Cash-Based Awards. The maximum aggregate compensation that can be paid pursuant to a Cash-Based Award in any one fiscal year to any one Participant shall be $5,000,000.
c)Limits on Awards to Directors.  Subject to adjustment as provided in Section 19 hereof, and notwithstanding the individual limits set forth in Section 3(b) above, no Director may be granted during any calendar year Awards having a value determined on the date of grant in excess of $500,000 (the “Director Award Limitation”). As clarification, Awards granted to Directors shall only be subject to the Director Award Limitation and not to the limitations described in Section 3(b) above.
d)Availability of Shares. To the extent that an Award under the Plan or an award under the Prior Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer Shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Participant, the Shares retained or returned to the Company will again be counted for purposes of determining the maximum number of Shares available for award under the Plan under Section 3(a). For purposes of clarity, Shares that are tendered or withheld in payment of all or part of the Exercise Price of an Award or in satisfaction of tax withholding obligations, shall not be included in or added to the number of Shares available for issuance under the Plan.

4)	ELIGIBILITY AND PARTICIPATION.
a)Eligibility.  Persons eligible to participate in the Plan include all Employees, Directors and Consultants.
b)Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award.  The Committee may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.

5)	TYPES OF AWARDS.
a)Type of Awards.  Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Other Stock-Based Awards and Cash-Based Awards.
b)Designation of Award.  Each Award shall be designated in the Award Agreement.

6)	OPTIONS.
a)Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Notwithstanding the preceding sentence, Incentive Stock Options may be granted only to eligible Employees.
b)Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and payment contingencies.  The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.  Options that are intended to be Incentive Stock Options shall be subject to the limitations set forth in Section 422 of the Code.
c)Exercise Price.  Except for Options adjusted pursuant to Section 19 herein, and replacement Options granted in connection with a merger, acquisition, reorganization or similar transaction, the Exercise Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

i)
However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the Exercise Price for each grant of an Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted.

ii)
In addition, the aggregate Fair Market Value, as of the date of grant, of the Shares with respect to which an Incentive Stock Option first becomes exercisable during any calendar year may not exceed $100,000. For purposes of this $100,000 limit, the Participant’s Incentive Stock Options under this Plan and all other plans maintained by the Company and its Subsidiaries shall be aggregated. To the extent any Incentive Stock Option would exceed this $100,000 limit, the Incentive Stock Option shall afterwards be treated as a Nonqualified Stock Option for all purposes.

d)Term of Options.  The term of an Option granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.  However, in the case of an

Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.
e)Exercise of Options.  Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 20 in the event of a Change in Control or Subsidiary Disposition, no Option may be exercisable prior to one (1) year from the date of grant.
f)Payments.  Options granted under this Section 6 shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and specifying the method of the Exercise Price.  The Exercise Price of an Option shall be payable to the Company: (i) in cash or its equivalent, (ii) by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (iii) in any other manner then permitted by the Committee, or (iv) by a combination of any of the permitted methods of payment.  The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Laws or otherwise.
g)Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.
h)Termination of Employment or Service.  Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.

7)	STOCK APPRECIATION RIGHTS.
a)Grant of SARs.  Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.  The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.
b)Award Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.
c)Grant Price.  The grant price of a Freestanding SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR, and the grant price of a Tandem SAR shall equal the Exercise Price of the related Option; provided, however, that these limitations shall not apply to Awards that are adjusted pursuant to Section 19 herein.
d)Term of SARs.  The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.
e)Exercise of Tandem SARs.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.  To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option.  The exercise of all or part of a Tandem SAR shall result in the forfeiture of the right to purchase a number of Shares under the related Option equal to the number of Shares with respect to which the SAR is exercised.  Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR shall similarly be forfeited.

i)
Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (A) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (B) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (C) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.
f)Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 20 in the event of a Change in Control or Subsidiary Disposition, no Freestanding SARs may be exercisable prior to one (1) year from the date of grant.
g)Payment of SAR Amount.  Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

i)	the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

ii)	the number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
h)Termination of Employment or Service.  Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.

8)	RESTRICTED STOCK.
a)Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
b)Award Agreement.  Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.
c)Period of Restriction and Other Restrictions.  Except as otherwise provided in a Participant’s Award Agreement (with respect to a termination of employment or otherwise) or pursuant to Section 20 in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock shall have a minimum Period of Restriction of three (3) years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement); provided, however, that in the Committee’s sole discretion, up to twenty percent (20%) of the Shares available for issuance as Full-Value Awards under the Plan may have a shorter Period of Restriction, but in no case less than one (1) year.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, additional time-based restrictions, and/or restrictions under Applicable Laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock.  The Company may retain in its custody any certificate evidencing the Shares of Restricted Stock and place thereon a legend and institute stop-transfer orders on such Shares, and the Participant shall be obligated to sign any stock power requested by the Company relating to the Shares to give effect to the forfeiture provisions of the Restricted Stock.
d)Removal of Restrictions.  Subject to Applicable Laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto.  Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares. The Committee may provide that settlement of Restricted Stock shall be deferred, on a mandatory basis or at the election of the Participant, in compliance with Applicable Laws, including Section 409A of the Code.
e)Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Laws, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.
f)Dividends and Other Distributions.  Except as otherwise provided in a Participant’s Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all regular cash Dividends paid with respect to all Shares while they are so held, and, except as otherwise determined by the Committee, all other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which such distributions were made.
g)Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.

9)	RESTRICTED STOCK UNITS.
a)Grant of Restricted Stock Units.  Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
b)Award Agreement.  Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the applicable Period of Restriction, the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.
c)Value of Restricted Stock Units.  The initial value of a Restricted Stock Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 19 herein.
d)Period of Restriction.  Except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 20 in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock Units shall have a minimum Period of Restriction of three (3) years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis; provided, however, that in the Committee’s sole discretion, up to twenty percent (20%) of the Shares available for issuance as Full-Value Awards under the Plan may have a shorter Period of Restriction, but in no case less than one (1) year.
e)Form and Timing of Payment.  Except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of Restricted Stock Units shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction.  The Committee, in its sole discretion, may pay earned Restricted Stock Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof).  The Committee may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant, in compliance with Applicable Laws, including Section 409A of the Code.
f)Voting Rights.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
g)Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Restricted Stock Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units, and may reflect distinctions based on the reasons for termination of employment or service.

10)	PERFORMANCE SHARES.
a)Grant of Performance Shares.  Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
b)Award Agreement.  Each grant of Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Performance Period(s) and Performance Measure(s), the number of Performance Shares granted, and such other provisions as the Committee shall determine; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, in no case shall a Performance Period be for a period of less than one (1) year.
c)Value of Performance Shares.  The initial value of a Performance Share shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 19 herein.
d)Form and Timing of Payment.  Except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of Performance Shares shall be made at a specified settlement date that shall not be earlier than the last day of the Performance Period.  The Committee, in its sole discretion, may pay earned Performance Shares by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof).  The Committee may provide that settlement of Performance Shares shall be deferred, on a mandatory basis or at the election of the Participant, in compliance with Applicable Laws, including Section 409A of the Code.
e)Voting Rights.  A Participant shall have no voting rights with respect to any Performance Shares granted hereunder.
f)Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Shares following termination of the Participant’s employment or, if the Participant is a Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants, and may reflect distinctions based on the reasons for termination of employment or service

11)	PERFORMANCE UNITS.
a)Grant of Performance Units.  Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
b)Award Agreement.  Each grant of Performance Units shall be evidenced by an Award Agreement that shall specify the number of Performance Units granted, the Performance Period(s) and Performance Measure(s), the performance goals and such other provisions as the Committee shall determine; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 20 in the event of a Change in Control or Subsidiary Disposition, in no case shall a Performance Period be for a period of less than one (1) year.
c)Value of Performance Units.  The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participants.
d)Form and Timing of Payment.  Except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of earned Performance Units shall be made following the close of the applicable Performance Period.  The Committee, in its sole discretion, may pay earned Performance Units in cash or in Shares that have an aggregate Fair Market Value equal to the value of the earned Performance Units (or a combination thereof).  The Committee may provide that settlement of Performance Units shall be deferred, on a mandatory basis or at the election of the Participant, in compliance with Applicable Laws, including Section 409A of the Code.

e)Voting Rights.  A Participant shall have no voting rights with respect to any Performance Units granted hereunder.
f)Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Units following termination of the Participant’s employment or, if the Participant is a Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Units and may reflect distinctions based on reasons for termination of employment or service.

12)	OTHER STOCK-BASED AWARDS.
a)Grant.  The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of performance goals established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs.
b)Period of Restriction.  Except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or pursuant to Section 20 in the event of a Change in Control or Subsidiary Disposition, Awards granted pursuant to this Section 12 shall have a minimum Period of Restriction of three (3) years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement); provided, however, that in the Committee’s sole discretion, up to twenty percent (20%) of the Shares available for issuance as Full-Value Awards under the Plan may have a shorter Period of Restriction, but in no case less than one (1) year.  Notwithstanding the above, an Award of payment Shares in lieu of cash under other Company incentive or bonus programs shall not be subject to the minimum Period of Restriction limitations described above.
c)Payment of Other Stock-Based Awards.  Subject to Section 12(b) hereof, payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.  The Committee may provide that settlement of Other Stock-Based Awards shall be deferred, on a mandatory basis or at the election of the Participant, in compliance with Applicable Laws, including Section 409A of the Code.
d)Termination of Employment or Service.  The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.

13)	CASH-BASED AWARDS.
a)Grant of Cash-Based Awards.  Subject to the terms and provisions of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. All Cash-Based Awards are intended to qualify for the Performance-Based Exception.
b)Award Agreement.  Each grant of a Cash-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions, restrictions and contingencies, if any, as the Committee shall determine and as set forth in the Award Agreement. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based upon the achievement of single or multiple Performance Measures over a Performance Period established by the Committee.
c)Form and Timing of Payment.  Except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of Cash-Based Awards shall be made in cash at a specified payment date that shall not be earlier than the last day of the Performance Period.  The Committee may provide that the payment of Cash-Based Award s shall be deferred, on a mandatory basis or at the election of the Participant, in compliance with Applicable Laws, including Section 409A of the Code.
d)Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting a Cash-Based Award following termination of the Participant’s employment with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants, and may reflect distinctions based on the reasons for termination of employment.

14)
DIVIDEND EQUIVALENTS.  At the discretion of the Committee, Awards granted pursuant to the Plan may provide Participants with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion and as set forth in the Award Agreement, subject in each case to such terms and conditions as the Committee shall establish.

15)	PERFORMANCE-BASED EXCEPTION.
a)The Committee may specify that the attainment of one or more of the Performance Measures set forth in this Section 15 shall determine the degree of granting, vesting and/or payout with respect to Awards that the Committee intends will qualify for the Performance-Based Exception.  The performance goals to be used for such Awards shall be chosen from among the following performance measures (the “Performance Measures”): total stockholder return, stock price, net customer sales, volume, gross profit, gross margin, operating profit, operating margin, management profit, earnings from continuing operations before income taxes, earnings from continuing operations, earnings per share from continuing operations, net operating profit after tax, net earnings, net earnings per share, return on assets, return on investment, return on equity, return on invested capital, cost of capital, average capital employed, cash value added, economic value added, cash flow, cash flow from operations, working capital, working capital as a percentage of net customer sales, asset growth, asset turnover, market share, EBITDA, adjusted EBITDA, customer satisfaction, and employee satisfaction.  The targeted level or levels of performance with respect to such Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.  Awards that are not intended to qualify for the Performance-Based Exception may be based on these or such other performance measures as the Committee may determine.
b)Unless otherwise determined by the Committee, measurement of performance goals with respect to the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC.
c)Performance goals may differ for Awards granted to any one Participant or to different Participants.
d)Achievement of performance goals in respect of Awards intended to qualify under the Performance-Based Exception shall be measured over a Performance Period specified in the Award Agreement, and the goals shall be established not later than ninety (90) days after the beginning of the Performance Period or, if less than ninety (90) days, the number of days which is equal to twenty-five percent (25%) of the relevant Performance Period applicable to the Award.
e)The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards that are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee may, in its discretion, adjust such Awards downward).

16)
TRANSFERABILITY OF AWARDS.  Incentive Stock Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant's lifetime only by such Participant.  Other Awards shall be transferable to the extent provided in the Award Agreement, except that no Award may be transferred for consideration.

17)	WITHHOLDING OF TAXES.
a)Options and Stock Appreciation Rights. Subject to Section 17(d), as a condition to the delivery of Shares pursuant to the exercise of an Option or Stock Appreciation Right, the Committee may require that the Participant, at the time of exercise, pay to the Company by cash, certified check, bank draft, wire transfer or postal or express money order an amount sufficient to satisfy any applicable tax withholding obligations, as calculated at the applicable minimum statutory rate. The Committee may also, in its discretion, accept payment of tax withholding obligations through any of the Exercise Price payment methods described in Section 6(f).

b)Other Awards Payable in Shares. Subject to Section 17(d), the Company shall satisfy a Participant’s tax withholding obligations, calculated at the applicable minimum statutory rate, arising in connection with the release of restrictions on Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards by withholding Shares that would otherwise be available for delivery. Alternatively, the Company, in its discretion, may allow the Participant to satisfy the Participant’s tax withholding obligations by payment to the Company in cash or by certified check, bank draft, wire transfer, or postal or express money order.
c)Cash Awards. The Company shall satisfy a Participant’s tax withholding obligation arising in connection with the payment of any Award in cash by withholding cash from such payment.
d)Withholding Amount. The Committee, in consideration of applicable accounting standards, has full discretion to either (i) allow Participants to elect, or (ii) otherwise direct as a general rule, to have the Company withhold Shares for taxes at an amount greater than the applicable minimum statutory amount.

18)	CONDITIONS UPON ISSUANCE OF SHARES.
a)Shares shall not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
b)As a condition to the exercise or vesting of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

19)
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  In the event of any non reciprocal transaction between the Company and the stockholders of the Company that causes the per share value of shares underlying an Award to change, such as a stock dividend, stock split, spin off, rights offering, or recapitalization through a large, nonrecurring cash dividend, and in the event of any other change in corporate capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Company, in its sole discretion, may cause there to be made an equitable adjustment to the number and kind shares that may be issued under the Plan, or to any individual under the Plan, and to the number and kind of shares or other property subject to and the exercise price (if applicable) of any then outstanding Awards, and such adjustment shall be conclusive and binding for all purposes of the Plan.

20)	CHANGE IN CONTROL, CASH-OUT AND TERMINATION OF UNDERWATER OPTIONS/SARS, AND SUBSIDIARY DISPOSITION.
a)Change in Control.  Except as otherwise provided in a Participant’s Award Agreement or pursuant to Section 20(b) hereof, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under Applicable Laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

i)
any and all outstanding Options and SARs granted hereunder shall become immediately exercisable unless such Awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause within twenty-four (24) months following consummation of a Change in Control, any replacement awards shall become immediately exercisable;

ii)
any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards shall lapse unless such Awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause within twenty-four (24) months following consummation of a Change in Control, the Period of Restriction on any replacement awards shall lapse upon such termination; and

iii)
any and all Performance Shares, Performance Units and other Awards (if performance-based) shall vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the Change in Control, if determinable, or (B) at the target level, if not determinable.  The amount of the vested Award may be computed under the following formula:  total Award number of Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the specified effective date of the Change in Control.
With respect to paragraphs (i) and (ii) of Section 20(a) above, the Award Agreement may provide that any replacement awards will become immediately exercisable or any Period of Restriction shall lapse in the event of a termination of employment by the Participant for “good reason” as such term is defined in any employment agreement or severance agreement or policy applicable to such Participant.
b)Cash-Out and Termination of Underwater Options/SARs.  The Committee may, in its sole discretion, provide that:

i)
all outstanding Options and SARs shall be terminated upon the occurrence of a Change in Control and that each Participant shall receive, with respect to each Share subject to such Options or SARs, an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control over the Option Exercise Price or the SAR grant price; and

ii)
Options and SARs outstanding as of the date of the Change in Control may be cancelled and terminated without payment therefore if the Fair Market Value of a Share as of the date of the Change in Control is less than the Option Exercise Price or the SAR grant price.

c)Subsidiary Disposition.  The Committee shall have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition.  The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date of the Subsidiary Disposition.  The Committee may provide that any Awards so vested or released from such limitations in connection with a Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.

21)	AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.
a)Amendment, Modification and Termination.  The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with the Nasdaq listing standards or any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.
b)Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 20 hereof) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  With respect to any Awards intended to comply with the Performance-Based Exception, unless otherwise determined by the Committee, any such exception shall be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.
c)Awards Previously Granted.  No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the participant holding such Award, unless such termination, modification or amendment is required by Applicable Laws and except as otherwise provided herein.

d)No Repricing. Except for adjustments made pursuant to Section 19, no amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs, nor may any outstanding Options or outstanding SARs be surrendered to the Company as consideration for the grant of new Options or SARs with a lower Exercise Price or grant price, without the approval of the stockholders of the Company.
e)Compliance with the Performance-Based Exception.  If it is intended that an Award comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards maintain eligibility for the Performance-Based Exception.  If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 21, make any adjustments to the Plan and/or Award Agreements it deems appropriate.

22)	RESERVATION OF SHARES.
a)The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
b)The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

23)	RIGHTS OF PARTICIPANTS.
a)Continued Service.  The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.
b)Participant.  No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

24)
SUCCESSORS.  All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the "Company" herein and in any Award agreements shall be deemed to refer to such successors.

25)	LEGAL CONSTRUCTION.
a)Gender, Number and References.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.  Any reference in the Plan to a Section of the Plan either in the Plan or any Award agreement or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation.
b)Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
c)Requirements of Law.  The granting of Awards and the issuance of Shares or cash under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required.
d)Governing Law.  To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

e)Non-Exclusive Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.
f)Code Section 409A Compliance.  To the extent applicable, it is intended that this Plan and any Awards granted hereunder be exempt from, or comply, with the requirements of Section 409A of the Code and the regulations and other guidance promulgated thereunder (“Section 409A”).  Any provision that would cause the Plan or any Award granted hereunder to fail to satisfy Section 409A shall have no force or effect until amended to comply with Section 409A, which amendment may be retroactive to the extent permitted by Section 409A.  Notwithstanding anything in this Plan or Award granted hereunder to the contrary, in no event will the Committee provide for the deferral of settlement or vesting of any award, on a mandatory basis or Participant elective basis, unless such deferral is documented in writing and administered in compliance with Section 409A.  In no event shall the number, kinds, or exercise price of any Award granted hereunder be modified or extended if such modification or extension would result in a violation of Section 409A.
GLOSSARY OF DEFINED TERMS

1.	Definitions. As used in the Plan, the following definitions shall apply:
“Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, and the rules of any applicable stock exchange or national market system.
“Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Other Stock-Based Awards, and Cash-Based Awards granted under the Plan.
“Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award other than a Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Other Stock-Based Award granted under the Plan.
“Cause” means (i) the willful and continued failure of the Participant substantially to perform the Participant’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Chief Executive Officer of the Company, a member of the Committee, or another authorized officer of the Company, which specifically identifies the manner in which the sender believes that the Participant has not substantially performed the Participant’s duties; or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.
“Change in Control” means

a)
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act ) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:  (A) any acquisition directly from the Company, (B) any acquisition by the Company, including any acquisition which, by reducing the number of shares outstanding, is the sole cause for increasing the percentage of shares beneficially owned by any such Person to more than the applicable percentage set forth above, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

b)
Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason within any period of 24 months to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

c)
Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i) more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) is represented by Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Outstanding Company Common Stock and Outstanding Company Voting Securities were converted pursuant to such Business Combination) and such ownership of common stock and voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

d)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Committee, as specified in Section 2(a), appointed by the Board to administer the Plan.
“Company” means DMC Global Inc. and any successor thereto as provided in Section 24 herein.
“Consultant” means any non-employee consultant or advisor to the Company or a Subsidiary.
“Continuous Service” means that the provision of services to the Company or any Subsidiary in any capacity of Employee or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor.  A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.
“Director” means any individual who is a member of the Board of Directors of the Company or a Subsidiary who is not an Employee.
“Dividend” means the dividends declared and paid on Shares subject to an Award.
“Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the Dividends declared and paid on an equal number of outstanding Shares.
“Director Award Limitation” shall have the meaning set forth in Section 3(c).

“Employee” means any employee of the Company or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
“Fair Market Value” means, as of any date, the value of a Share determined as follows:

a.
Where there exists a public market for the Share, the Fair Market Value shall be (A) the closing sales price for a Share for the last market trading day prior to the time of the determination (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the New York Stock Exchange, the Nasdaq National Market System or the principal securities exchange on which the Share is listed for trading, whichever is applicable, or (B) if the Share is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq SmallCap Market, in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

b.
In the absence of an established market of the type described above, for the Shares, the Fair Market Value thereof shall be determined by the Committee in good faith, and such determination shall be conclusive and binding on all persons.

“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Section 7 herein.
“Full-Value Award” means Awards other than Options, SARs, or other Awards for which the Participant pays the grant date intrinsic value directly or by forgoing a right to receive a cash payment from the Company.
“Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
“Nonqualified Stock Option” means an Option that is not intended to meet the requirement of Section 422 of the Code.
“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 6 herein.
“Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 12 herein.
“Participant” means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.
“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).
“Performance Measures” shall have the meaning set forth in Section 14(a).
“Performance Period” means the period during which a Performance Measure must be met.
“Performance Share” means an Award granted to a Participant, as described in Section 10 herein.
“Performance Unit” means an Award granted to a Participant, as described in Section 11 herein.
“Period of Restriction” means the period Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture and are not transferable, as provided in Sections 8, 9 and 12 herein.
“Plan” means the DMC Global, Inc. 2016 Omnibus Incentive Plan.
“Prior Plan” means the Dynamic Materials Corporation 2006 Stock Incentive Plan.

“Restricted Stock” means an Award granted to a Participant, as described in Section 8 herein.
“Restricted Stock Units” means an Award granted to a Participant, as described in Section 9 herein.
“SEC” means the United States Securities and Exchange Commission.
“Share” means a share of common stock of the Company, par value $1.00 per share, subject to adjustment pursuant to Section 19 herein.
“Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Section 7 herein.
“Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof.  Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, the term “Subsidiary” shall have the meaning ascribed to such term in Code Section 424(f).
“Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary or the Company’s sale or distribution of substantially all of the outstanding capital stock of such Subsidiary.
“Tandem SAR” means a SAR that is granted in connection with a related Option, as described in Section 7 herein.
“Voting Securities” means voting securities of the Company entitled to vote generally in the election of Directors.